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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 20, 2000

                             AMERISTAR CASINOS, INC.
             (Exact name of registrant as specified in its charter)


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             Nevada                          0-22494                        88-0304799
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
 incorporation or organization)                                              Number)
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3773 Howard Hughes Parkway, Suite 490 South
Las Vegas, Nevada                                                        89109
(Address of principal executive offices)                              (Zip Code)


                                 (702) 567-7000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On November 20, 2000, the Registrant issued a press release (the "Press Release") announcing it had commenced a tender offer and consent solicitation (the "Repurchase Offer") for all of its 10-1/2% Senior Subordinated Notes due 2004 Series B (the "Notes"). The Repurchase Offer will expire at Midnight, New York City time, on Monday, December 18, 2000, unless extended. The Registrant is seeking consents from the registered holders of the Notes to certain proposed amendments to the indenture relating to the Notes. The consent solicitation will expire at Midnight, New York City time on Monday, December 4, 2000, unless extended. The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.

        The Registrant's obligation to consummate the Repurchase Offer is conditioned upon the satisfaction of a number of conditions, including, among others, receipt of consents to the proposed amendments by holders of a majority in aggregate principal amount of the Notes, the valid tender of a majority of the aggregate principal amount of Notes outstanding as of the expiration of the Repurchase Offer (the "Consent Condition"), the consummation of the pending purchase by affiliates of the Registrant of substantially all of the assets of Station Casino Kansas City and Station Casino St. Charles from subsidiaries of Station Casinos, Inc. (the "Acquisition Transaction"), and the receipt by the Registrant of adequate debt financing on terms acceptable to the Registrant. The Registrant's obligation to pay consent fees is conditioned upon the satisfaction of a number of conditions, including, among others, the Consent Condition and the Registrant's acceptance of Notes for purchase pursuant to the Repurchase Offer.

        The consummation of the Acquisition Transaction is conditioned upon receipt of certain regulatory approvals and other customary closing conditions. It is expected that if such approvals are received and such other closing conditions are satisfied, the Acquisition Transaction will close by the end of December 2000.

        It is estimated that approximately $774.5 million will be required (i) to pay the fees due to tendering and consenting holders of the Notes and to pay the other costs of the Repurchase Offer and the consent solicitation, (ii) to consummate the Acquisition Transaction, (iii) to refinance the Registrant's existing credit facility and certain other existing indebtedness of the Registrant, and (iv) to pay related fees and expenses. These funds are expected to come from borrowings by the Registrant under new credit facilities consisting of a revolving credit facility, a construction facility, and three term loan facilities (collectively, the "New Credit Facilities") and borrowings by the Registrant under a senior subordinated credit facility (the "Senior Subordinated Credit Facility"). The Registrant has received commitments, subject to customary closing conditions, from affiliates of the dealer manager for the Repurchase Offer (the "Dealer Manager") to provide the New Credit Facilities and the Senior Subordinated Credit Facility. Affiliates of the Dealer Manager will act as the administrative agent and a lender under the New Credit Facilities and as the agent and a lender under the Senior Subordinated Credit Facility. The Registrant intends to refinance the Senior Subordinated Credit Facility with the proceeds from an issuance of senior subordinated securities with terms based on then prevailing market conditions. The Dealer Manager or an affiliate of the Dealer Manager has been engaged by the Company to act as initial purchaser with respect to the possible issuance by the Registrant of such securities. This Report does not constitute an offer to sell such securities, and we are not soliciting an offer to buy such securities.

        Filed herewith as an exhibit to this Report and incorporated herein by reference is a table (the "Capitalization Table") containing certain financial information pertaining to the historical


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capitalization of the Registrant as of September 30, 2000 and the unaudited pro forma capitalization of the Registrant as of such date, after giving effect to and as if the following transactions had occurred on September 30, 2000: (i) the Repurchase Offer, (ii) the Repurchase Offer, the New Credit Facilities, the Senior Subordinated Credit Facility and the Acquisition Transaction, and (3) the Repurchase Offer, the New Credit Facilities, the Senior Subordinated Credit Facility, the Acquisition Transaction and the pending sale by an affiliate of the Registrant of The Reserve Hotel Casino to a subsidiary of Station Casinos, Inc. (the "Reserve Sale"). The consummation of the Reserve Sale is conditioned upon receipt of certain regulatory approvals and other customary closing conditions. It is expected that if such approvals are received and such other closing conditions are satisfied, the Reserve Sale will close by the end of January 2001.

        This Report contains certain forward-looking statements. These forward-looking statements generally can be identified by the context of the statement or the use of words such as the Registrant or its management "believes," "anticipates," "intends," "expects," "plans," or words of similar meaning. Similarly, statements that describe the Registrant's future plans, objectives, strategies or goals are forward-looking statements. Although management believes that the assumptions underlying the forward-looking statements are reasonable, these assumptions and the forward-looking statements are subject to various factors, risks and uncertainties, many of which are beyond the control of the Registrant, including but not limited to, uncertainties concerning the completion of the transactions contemplated above and the availability of financing therefore. Accordingly, actual results could differ from those contemplated by the forward-looking statements contained in this Report.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) - (b)     Not applicable.

        (c)  Exhibits.

        20.1   November 20, 2000 press release of the Registrant.

        20.2   Capitalization Table.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERISTAR CASINOS, INC.


November 20, 2000                     By: /s/ Gordon R. Kanofsky
(Date)                                    ------------------------
                                          Gordon R. Kanofsky
                                          Senior Vice President of Legal Affairs


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
Exhibit Number     Description of Exhibit          Method of Filing

20.1               Press Release of Ameristar      Filed electronically herewith
                   Casinos, Inc. dated November
                   20, 2000

20.2               Capitalization Table            Filed electronically herewith
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